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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 1998



                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



           Colorado                      0-21821               93-0962072
--------------------------------       -----------          ------------------
  State or Other Jurisdiction          Commission             IRS Employer
Of Incorporation or Organization       File Number          Identification No.



                410 17th Street, Suite 400 Denver, Colorado 80202
               ---------------------------------------------------
               Address of Principal Executive Offices and Zip Code



        Registrant's telephone number, including area code (888) 313-8051



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Item 2.           Acquisition or Disposition of Assets

On January 12, 1998, Consolidated Capital of North America, Inc. (the "Company") through its wholly owned subsidiary, Angeles Acquisition Corp. ("Angeles"), purchased substantially all of the assets of Capitol Metals Co., Inc. ("Capitol"), a privately held steel processing and service center headquartered in Torrance, California.

Capitol is one of the largest flat-rolled steel service facilities in Southern California. Capitol sells and processes flat rolled carbon steel products. Capitol's services include pickling, slitting and leveling steel coils of various sizes into steel sheets, slit coils and pickled and coiled whole coils.

Capitol occupies 14 acres with a 320,000 square foot storage and manufacturing facility and a 20,000 square foot office facility which the Company has leased on a long term basis with an option to purchase. The facility is situated near major freeway arteries and the ports of Long Beach and Los Angeles. There are four bays that have 10 and 15 ton overhead cranes for convenient material handling and a rail spur to service incoming and outgoing shipments.

Capitol owns three slitting lines, four cut-to-length lines and one banding line for slit coil packaging. Capitol owns the only toll coil pickling line capable of handling 40,000 pound coils on the West Coast. The line processes over 14,000 tons per month. The core equipment is supplemented by material handling equipment, plant equipment, boilers, fixtures and vehicles.

Capitol filed for protection under Chapter 11 of the Bankruptcy Code on October 7, 1997. On November 26, 1997, the Bankruptcy Court entered an order establishing the procedures for the sale of substantially all of the Capitol assets pursuant to the Asset Purchase Agreement dated December 1, 1997 between Capitol and the Company. Exhibits 10.41 - 10.50 hereto are incorporated herein by reference. (See Item 7 hereof.)

The total consideration for the purchase of Capitol was approximately $9.2 million and consisted of $336,000 in cash, $1.5 million in promissory notes, $300,000 of Common Shares of the Company, the assumption of an outstanding note of $600,000 and the assumption of the obligations of Capitol under Capitol's then existing loan agreement with Congress Financial Corporation (Western) which was refinanced through a new facility entered into between Congress and the Company. This new facility provides to Angeles and the Company's Angeles Metal Trim Co. subsidiary a maximum facility of $20 million consisting of revolving credit facilities, based on eligible accounts receivable and inventory, term loans, letter of credit facilities and equipment facilities.

In connection with the acquisition of Capitol and the transactions with Congress, Paul Bagley, the Chairman of the Board of the Company, loaned $1.5 million to the Company. The loan is evidenced by a convertible promissory note of the Company in the aggregate amount of $1,750,000, with a 12% annual interest rate payable quarterly in arrears. The promissory note is due in one year or sooner in the event of a $25 million equity issuance by the Company and is secured by a subordinate security interest in all of the assets of the Company and its subsidiaries. The promissory note is convertible into 1,750,000 Common Shares of the Company. As additional consideration of the loan, Mr. Bagley is being issued 1,500,000 shares of Common Stock of the Company. Exhibits 10.51 -
10.52 hereto are incorporated herein by reference.  (See Item 7 hereof.)



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The shares issued to Mr. Bagley and the shares issued in connection with the purchase of Capitol are to be covered by a registration statement to be filed with the Securities and Exchange Commission by April 10, 1998.

Item 7.           Financial Statements and Exhibits

                  (a) and (b) Financial Statements and Pro Forma Financial Information will be filed in the Form 10-KSB of the Company within sixty (60) days of the date hereof.

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
                  (c) Exhibit 10.41              Asset  Purchase  Agreement,  dated as of December 1, 1997,  between the Company and
                                                 Capitol  Metals  Co.,  Inc.  (Exhibits  and  Schedules  omitted.)  [To be  filed by
                                                 Amendment]

                      Exhibit 10.42              First  Amendment to Asset Purchase  Agreement,  dated as of January 8, 1998,  among
                                                 Binhad,  Inc. (formerly known as Capitol Metals Co., Inc.), the Company and Angeles
                                                 Acquisition Corp. [To be filed by Amendment]

                      Exhibit 10.43              Assignment and Bill of Sale,  dated January 9, 1998,  from Binhad,  Inc.  (formerly known as Capitol  Metals Co.,  Inc.) to Angeles  Acquisition  Corp. [To be filed by
                                                 Amendment]

                      Exhibit 10.44              Secured  Promissory  Note,  dated  January 12,  1998,  in the  principal  amount of
                                                 $1,200,000,  from the  Company  and  Angeles  Acquisition  Corp.  to  Binhad,  Inc.
                                                 (formerly known as Capitol Metals Co., Inc.). [To be filed by Amendment]

                      Exhibit 10.45              Secured  Promissory  Note,  dated  January 12,  1998,  in the  principal  amount of
                                                 $300,000,  from the Company and Angeles Acquisition Corp. to Binhad, Inc. (formerly known as Capitol Metals Co., Inc.) [To be filed by Amendment]

                      Exhibit 10.46              Security Agreement,  dated January 8, 1998, between Binhad, Inc. (formerly known as
                                                 Capitol Metals Co., Inc.)  and Angeles Acquisition Corp. [To be filed by Amendment]

                      Exhibit 10.47              Registration  Agreement,  dated  as  of  January  6,  1998,  between  Binhad,  Inc.
                                                 (formerly  known as Capitol  Metals  Co.,  Inc.) and the  Company.  [To be filed by
                                                 Amendment]

                      Exhibit 10.48              Assignment  and  Assumption  Agreement,  dated as of  January  8,  1998,  among the
                                                 Company,  Binhad,  Inc.  (formerly  known as Capitol  Metals Co., Inc.) and Angeles
                                                 Acquisition Corp. [To be filed by Amendment]
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
                      Exhibit 10.49              Note Secured by  Collateral  Security  Agreement,  dated  January 12, 1998,  by and between  the  Company and Angeles  Acquisition  Corp.,  and Nat and Evelyn  Handel,
                                                 Trustees of the Nat and Evelyn Handel Family Trust. [To be filed by Amendment]

                      Exhibit 10.50              Collateral  Security  Agreement,  dated  January 12, 1998,  by and between  Angeles
                                                 Acquisition Corp. and Nat and Evelyn Handel,  Trustees of the Nat and Evelyn Handel
                                                 Family Trust. [To be filed by Amendment]

                      Exhibit 10.51              Promissory  Note,  dated  as of  January  12,  1998,  in the  principal  amount  of
                                                 $1,750,000 from the Company to Paul Bagley. [To be filed by Amendment]

                      Exhibit 10.52              Security  Agreement,  dated as of January  12,  1998,  between the Company and Paul
                                                 Bagley. [To be filed by Amendment]

                      Exhibit 20.1               Press Release issued by the Company on January 22, 1998. [To be filed by Amendment]
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.



                                By:      /s/ Donald R. Jackson
                                         -----------------------
                                         Donald R. Jackson
                                         Chief Financial Officer,
                                         Treasurer and Secretary


Date:      January 27, 1998






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